Exhibit 10.14(a)
ASSIGNMENT

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF _____________	§
     THAT for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, Cowtown Pipeline Partners L.P. (“Assignor”) hereby GRANTS, ASSIGNS, TRANSFERS and CONVEYS to Cowtown Pipeline L.P. (“Assignee”), all of its right, title and interest in and to those Easements and Rights of Way located in ___County, Texas described on Exhibit A which is attached hereto and made a part hereof for all purposes (collectively, the “Easements”), as well as all pipe, pipelines and all other pertinent equipment, personal property, and fixtures relating to the Easements.
     Assignee agrees that from and after the Effective Date (as defined below), the operation of any pipelines located on the Easements shall be conducted at the sole cost, risk and expense of Assignee. Assignee assumes sole liability and responsibility for the Easements from and after the Effective Date. Assignee shall defend, indemnify and hold Assignor, its agents, employees, and assigns harmless for, from and against any and all claims, damages, suits, demands, liabilities, or losses, and all costs and expenses, including reasonable attorneys fees, arising out of Assignee’s operation or ownership of the Easements and pipelines located thereon from and after the Effective Date.
     Assignor hereby warrants and agrees to defend its title to the Easements as to acts done by, through or under Assignor, but no further. Assignee is hereby substituted for and subrogated to all of the rights and actions of warranty which Assignor has or may have against any predecessors in title.
     ASSIGNOR EXPRESSLY DISCLAIMS ANY WARRANTY AS TO THE CONDITION OF ANY PERSONAL PROPERTY, FIXTURES, AND ITEMS OF MOVABLE PROPERTY OF ASSIGNOR COMPRISING ANY PART OF SUCH PROPERTIES INCLUDING (i) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (ii) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (iii) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (iv) ANY RIGHTS OF ASSIGNEE UNDER APPLICABLE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, AND (v) ANY CLAIM BY ASSIGNEE FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN. IT IS EXPRESSLY UNDERSTOOD BY ASSIGNEE THAT SAID PERSONAL PROPERTY, FIXTURES, AND ITEMS OF MOVABLE PROPERTY ARE OWNED BY ASSIGNOR AND HEREBY CONVEYED TO ASSIGNEE “AS IS, WHERE IS,” WITH ALL FAULTS AND LATENT DEFECTS, AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR AND ASSIGNEE HAS MADE OR CAUSED TO BE MADE OR WAIVED INSPECTIONS THEREOF AS ASSIGNEE DEEMS PRUDENT.

     All of the terms, provisions, covenants, and agreements herein contained shall extend to and be binding upon the parties hereto, their respective successors and assigns.
     This Assignment is executed by Assignor as of the ___day of ____________, 2007 to be effective as of April 30, 2007 (the “Effective Date”).

ASSIGNOR:

COWTOWN PIPELINE PARTNERS L.P., a Texas limited partnership

By:	COWTOWN PIPELINE L.P., a Texas limited partnership, its General Partner

	By:	COWTOWN PIPELINE MANAGEMENT, INC., a Texas corporation, its General Partner

By:
Name: Title:

ASSIGNEE:

COWTOWN PIPELINE L.P., a Texas limited partnership

By:	COWTOWN PIPELINE MANAGEMENT, INC., a Texas corporation, its General Partner

By:
Name: Title:

STATE OF TEXAS	§
§
COUNTY OF _____________	§
     The foregoing instrument was acknowledged before me on this ___ day of _______________, 2007, by ______________________, ________________________ for COWTOWN PIPELINE MANAGEMENT, INC., a Texas corporation.

______________________, Notary Public in and
for the State of Texas My Commission Expires: __________________

STATE OF TEXAS	§
§
COUNTY OF _____________	§
     The foregoing instrument was acknowledged before me on this ___ day of _______________, 2007, by ______________________, ________________________ for COWTOWN PIPELINE MANAGEMENT, INC., a Texas corporation.

______________________, Notary Public in and
for the State of Texas My Commission Expires: __________________